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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)                  August 1, 2007


Dalrada Financial Corporation
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(Exact Name of Registrant as Specified in its Charter)


Delaware                             0-12641                 38-3713274
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(State or Other Jurisdiction         (Commission             (IRS Employer
of Incorporation)                    File Number)            Identification No.)


9449 Balboa Avenue, Suite 210, San Diego, CA                          92123
- ------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code: (858) 277-5300
--------------------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)


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Item 5.02. Departure of Directors and Principal Officer; Appointment of
Directors and Principal Officer

Director Resignations:

1. Richard Green, a member of the Board of Directors of the Company has resigned effective July 26, 2007 at the request of management.

2. James Ellis, a member of the Board of Directors of the Company has resigned effective July 26, 2007 at the request of management.

3. Robert T. Baker, a member of the Board of Directors of the Company has resigned effective July 26, 2007 at the request of management.

Appointment of Directors: The following new members were elected at the July 27, 2007 meeting of the Dalrada Financial Corporation of Board of Directors and will be effective July 31, 2007:

1. James Agnew is President, co-founder, and board member of Archway Insurance Services, LLC. At Archway, he is responsible for the overall management and marketing for the company and overseeing all new business production. Agnew has been integral in establishing the many strategic traditional and alternative market insurance partnerships and overall corporate strategy. Formerly a senior executive with the leading A.R.T. consultant, Commonwealth Risk, Agnew earned a reputation as one of the company's leading production sources for both corporate and specialty business, including recognition as "Producer of the Year".

         In 2004, he was nominated as one of the industry's "people to watch under 40" sponsored by Business Insurance magazine. Agnew currently serves as Chairman and CEO of Alliance National Insurance Company.

2. Stanley J. Costello, Jr. is President / CEO of All Staffing, Inc., a Tennessee licensed, Pennsylvania based Professional Employer Organization (PEO) that he started in 1991. Costello has grown All Staffing, Inc. to a company with over 100 million in sales and is involved on a daily basis in increasing its net worth.

         Costello has served as President of the Panther Valley Chamber of Commerce and presently holds office on the Board of Directors for St. Luke's Miners Memorial Hospital in Coaldale, PA. He is the First Vice President of the Northeast Pennsylvania Alliance (NEPA). Costello serves on the Board of Directors for the National Association of Alternative Staffing (NAAS), along with being the Vice President of the Schuylkill County Housing Authority. He is a standing member of the National Society of Accountants and plays an active role in the National Association of Professional Employer Organizations (NAPEO). Costello received a Bachelor of Science degree in Business Administration - Accounting from Shippensburg University. He became a CPA in 1996.



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Item 9.01           Exhibits

(b)

-------------------------------------- -----------------------------------------
Exhibit No.                            Exhibit
-------------------------------------- -----------------------------------------
17.1                                   Resignation of Richard Green
-------------------------------------- -----------------------------------------
17.2                                   Resignation of James L. Ellis
-------------------------------------- -----------------------------------------
17.3                                   Resignation of Robert T. Baker
-------------------------------------- -----------------------------------------
99.01                                  Press Release July 31, 2007
-------------------------------------- -----------------------------------------






SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURE                                 TITLE                                DATE
---------                                 -----                                ----

/s/ Brian Bonar                    Chairman of the Board of                August 3, 2007
-----------------                  Chief Executive Officer, and
Directors,                         (Principal Executive Officer)
Brian Bonar


/s/ Stanley A. Hirschman           Director                                August 3, 2007
------------------------
Stanley A. Hirschman

/s/ David P. Lieberman             CFO                                     August 3, 2007
----------------------
David P. Lieberman
